Fixed Income Presentation | May 2018

Table of Contents ° History and Business Overview………………………………………4 ° Business Segment Overviews ………………………………………14 ° Financial Profile …..………………………………………………………20 ° Appendix ………….………………………………………………………...30 ° Reconciliation of Non-GAAP Measures ………………….......47 2

Forward-Looking Statements

Statements in this Presentation not based on historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would", and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements. The following factors, in addition to those discussed in our other filings with the SEC, including our Form 10-K for the year ended December 31, 2017 and subsequent reports on Form 10-Q, could cause actual results to differ materially from our current expectations expressed in forward-looking statements:

- exposure to damages, fines, criminal and civil penalties, and reputational harm arising from a negative outcome in litigation, including claims arising from an accident involving our railcars
- inability to maintain our assets on lease at satisfactory rates due to oversupply of railcars in the market or other changes in supply and demand
- a significant decline in customer demand for our railcars or other assets or services, including as a result of:
  - weak macroeconomic conditions
  - weak market conditions in our customers' businesses
  - declines in harvest or production volumes
  - adverse changes in the price of, or demand for, commodities
  - changes in railroad operations or efficiency
  - changes in supply chains
  - availability of pipelines, trucks, and other alternative modes of transportation
  - other operational or commercial needs or decisions of our customers
- higher costs associated with increased railcar assignments following non-renewal of leases, customer defaults, and compliance maintenance programs or other maintenance initiatives
- events having an adverse impact on assets, customers, or regions where we have a concentrated investment exposure
- financial and operational risks associated with long-term railcar purchase commitments
- reduced opportunities to generate asset remarketing income
- operational and financial risks related to our affiliate investments, including the Rolls-Royce & Partners Finance joint ventures (collectively the "RRPF affiliates")
- the impact of changes to the Internal Revenue Code as a result of the Tax Cuts and Jobs Act of 2017, and uncertainty as to how this legislation will be interpreted and applied.
- fluctuations in foreign exchange rates
- failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees
- asset impairment charges we may be required to recognize
- deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs
- competitive factors in our primary markets, including competitors with a significantly lower cost of capital than GATX
- risks related to international operations and expansion into new geographic markets
- changes in, or failure to comply with, laws, rules, and regulations
- inability to obtain cost-effective insurance
- environmental remediation costs
- inadequate allowances to cover credit losses in our portfolio
- inability to maintain and secure our information technology infrastructure from cybersecurity threats and related disruption of our business

3

HISTORY AND 120 BUSINESS YEARS OF OPERATIONAL OVERVIEW EXPERIENCE 4

GATX’s 120-Year History 1898 Established as railcar lessor with 28 railcars 1919 Initiated quarterly dividend 1936 Began rail investment in Canada 1973 Acquired American Steamship Company (ASC) 1985 Began locomotive investment 1994 Began rail investment in Europe & Mexico 1998 Formed Rolls-Royce Partners and Finance (RRPF) Affiliates 2012 & 2013 Began rail investments in India and Russia 2018 $7.9 billion* in assets and more than 144,000 wholly owned railcars worldwide *Assets on- and off-balance sheet as of 12/31/2017 5

Disciplined and Proven We strive to be recognized as the finest railcar leasing VISION company in the world by our customers , our shareholders , our employees and the communities where we operate. DISCIPLINED DISCIPLINED PROVEN BUSINESS CAPITAL ALLOCATION RETURNS TO APPROACH APPROACH SHAREHOLDERS 6

Straightforward and Proven Business Model BUY LEASE SERVICE MAXIMIZE the railcar at an the railcar to a quality the railcar in a manner the value of the economically attractive customer at an that maximizes safety, railcar by selling or and competitively attractive rate for a in-use time and scrapping at the advantaged price term that reflects the customer satisfaction optimal time business cycle 7

GATX Today – Business Segments RAIL NORTH AMERICA NET BOOK VALUE OF ASSETS ô One of the largest railcar lessors ô Diversified fleet of more than 120,000 wholly owned railcars and more than 600 locomotives 4% ô Strong customer credit quality, diversification in car types and 4% commodities carried 7% ô Over $3.2 billion in committed lease receipts RAIL INTERNATIONAL ô GATX Rail Europe (GRE) is one of the largest European tank car lessors with over 23,000 railcars 17% ô Strong customer credit quality, diversification in car types, geography and commodities carried ô Largest railcar lessor in India 68% PORTFOLIO MANAGEMENT ô RRPF affiliates are the largest lessors of Rolls-Royce aircraft spare engines worldwide ô $3.8 billion of operating assets in the RRPF affiliates ô Over $2.1 billion of committed lease receipts at the RRPF affiliates $7.9 billion NBV* AMERICAN STEAMSHIP COMPANY 68% Rail North America ô Largest US-flagged vessel operator on the Great Lakes 17% Rail International ô Operates a fleet of efficient self-unloading ships 7% Portfolio Management ô Exceptional safety record and leader in Great Lakes 4% ASC environmental matters 4% Other *Assets on- and off-balance sheet as of 12/31/2017 As of 12/31/2017 8

GATX’s Strong Global Presence GATX owns more than 144,000 railcars, over 600 locomotives, 12 vessels on the Great Lakes and has an interest in more than 430 aircraft spare engines. GATX Headquarters (Chicago, IL) American Steamship Company Headquarters (Williamsville, New York) Rolls-Royce & Partners Finance Headquarters (London, England) Major Business Office (excludes sales offices) Major Maintenance Facility (excludes field repair centers, customer site locations, & mobile units) GATX Rail Operations Footprint (Map excludes leasing footprint for RRPF) As of 12/31/2017 9

Capital Allocation Framework PRIORITY 1 ô Invest in value-creating assets whereby GATX can leverage strengths to maximize shareholder value ô $8.5 billion* of investments over the period shown INVESTMENT VOLUME $1,031 $860 $763 $781 $770 $715 $634 $615 $621 $603 $585 $480 $ $ MILLIONS 2007 2009 2011 2013 2015 2017 *Investment Volume and Non-cash Items As of 12/31/2017 10

Capital Allocation Framework PRIORITY 2 ô Manage the balance sheet ô Maintain a solid investment grade rating of BBB/Baa2 ô Maintain capacity for opportunistic investments LEVERAGE & REDUCTION OF SECURED ASSETS 6.0x 50% 45% 5.0x 40% 4.0x 35% 30% 3.0x 25% 20% 2.0x 15% 1.0x 10% 5% 0.0x 0% 2003 2005 2007 2009 2011 2013 2015 2017 Recourse Debt/Equity % of Assets that are Secured *Total Recourse Debt = On-Balance Sheet Recourse Debt + Off-Balance Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash As of 12/31/2017 11

Capital Allocation Framework PRIORITY 3 ô In lockstep with Priorities 1 and 2, return cash to shareholders ô Over the period shown below, $1.7 billion returned to shareholders CASH RETURNED TO SHAREHOLDERS $1,800 $1,600 $1,400 $1,200 $1,000 $800 $ $ MILLIONS $600 $400 $200 $0 2007 2009 2011 2013 2015 2017 Cumulative Dividends Cumulative Share Repurchase As of 12/31/2017 12

GATX Financial Highlights EPS* $5.77 $5.37 $4.48 $4.70 $3.50 $2.81 $2.01 $1.59 2010 2011 2012 2013 2014 2015 2016 2017 ROE INVESTMENT VOLUME 18% 18% $1,031 15% $860 13% 13% $770 $715 11% $585 $615 $621 $603 9% 7% $ MILLIONS 2010 2011 2012 2013 2014 2015 2016 2017 2010 2011 2012 2013 2014 2015 2016 2017 *Graph displays Diluted EPS Diluted EPS & ROE exclude Tax Adjustments and Other Items. See the Appendix for a reconciliation of these non-GAAP measures. 13

BUSINESS 120 SEGMENT YEARS OF OPERATIONAL OVERVIEWS EXPERIENCE 14

GATX Rail North America Overview 2017 OVERVIEW INDUSTRIES SERVED UTILIZATION * WHOLLY OWNED FLEET COUNT 100% 99% 120,000+ 11% 99% CAR TYPE COUNT 7% 27% 98% 160+ 98% AVERAGE FLEET AGE 96% 20 Years 12% 94% LOCOMOTIVE COUNT 94% 96% 600+ NUMBER OF CUSTOMERS 17% 26% 92% 850+ COUNTRIES OF OPERATIONS 90% US, Canada, & Mexico 27% Chemicals 12% Food & 90% 26% Refiners & Agriculture Other 7% Mining, 88% Petroleum Minerals & 17% Railroads Aggregates & Other 11% Other 86% Transports 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 Based on 2017 Rail North America Revenue *Excludes boxcar fleet As of 12/31/2017 15

Managing Rate & Term Through Cycles GATX proactively manages changing market conditions by utilizing our strong customer relationships and diversity of our fleet to adjust rate and term. STRONG MARKET WEAK MARKET STRONG MARKET WEAK MARKET 67 66 70 63 50% 60 62 40% 60 54 39% 30% 50 45 35% 41 32% 20% 26% 40 35 7% 32 33 10% MONTHS 14% 30 0% 5% -16% -10% 20 -11% -20% 10 -20% -30% -28% 0 -40% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Renewal Lease Term (left axis) Lease Price Index (right axis) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018* Approximate # of railcars scheduled for 20,000 17,500 15,000 17,000 21,000 20,000 21,000 20,000 17,000 12,500 15,100 13,900 renewal Renewal Success** 73% 60% 54% 62% 77% 82% 81% 86% 81% 67% 75% N/A Rate Utilization** 98% 98% 96% 97% 98% 98% 99% 99% 99% 99% 98% N/A *As of 12/31/2017 **Excludes boxcar fleet LPI = Lease Price Index: The average renewal lease rate change is reported as the percentage change between the average renewal lease rate and the average expiring lease rate, weighted by GATX’s North American fleet composition (excluding boxcars). Renewal Success Rate: The percentage of expiring leases that were renewed with the existing lessee. 16

GATX Rail International Overview 2017 OVERVIEW INDUSTRIES SERVED BY GRE GRE FLEET UTILIZATION FLEET COUNT 6% 100% 23,000+ in Europe (GRE) 99% 1000+ in India and Russia 98% 13% CAR TYPE COUNT 97% 97% 97% 97% 97% 35+ 96% AVERAGE FLEET AGE 96% 96% 95% 18 Years 56% 95% 95% 25% 94% NUMBER OF CUSTOMERS 225+ 93% 92% MAJOR COUNTRIES OF OPERATIONS 91% Germany, Poland, Austria, 56% Refiners 13% Railroads 90% The Netherlands, Hungary, & Other & Other 2007 2009 2011 2013 2015 2017 Czech Republic, Switzerland Petroleum Transports As of 12/31/2017 25% Mining, 6% Other Minerals & Aggregates, Chemistry Based on 2017 GRE Revenue As of 12/31/2017 17

Portfolio Management Overview 2017 RRPF OVERVIEW OWNED PORTFOLIO RRPF ENGINE TYPES 3% SPARE ENGINE COUNT 430+ 9% AVERAGE FLEET AGE 5% 23% 11 Years 29% 6% RRPF JV PRE-TAX INCOME 13% (GATX’s SHARE) 74% $100 13% 25% $80 $60 74% Aircraft Spare Engine 29% Trent XWB (A350) 6% Trent 800 (B777) 25% Trent 700 (A330) 5% Trent 1000 (B787) Leasing Affiliates (RRPF) $ MILLIONS $40 23% Marine Equipment 13% V2500 (A320) 9% Other 13% Trent 900 (A380) 3% Other $20 Based on NBV of approximately $3.8 billion; $582.8 million NBV as of 12/31/2017 100% of RRPF’s portfolio as of 12/31/17 $0 18

American Steamship Company Overview 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Net Tons Carried 37.2 37.3 35.7 21.2 28.0 28.4 29.7 28.8 30.5 26.5 25.4 27.8 by ASC (in millions) ASC Vessels Operated 18 18 18 12 13 14 14 13 15 13 11 12 2017 OVERVIEW ASC COMMODITIES CARRIED 1% FLEET SIZE 12 20% AVERAGE FLEET AGE 40 Years CUSTOMER BASE 52% 20+ 27% MAJOR COMMODITIES CARRIED Iron Ore, Coal and Limestone 52% Iron Ore 20% Limestone 27% Coal 1% Other Based on 2017 ASC volume As of 12/31/2017 19

120 FINANCIAL YEARS OF PROFILE OPERATIONAL EXPERIENCE 20

Financial Profile: Overview ô Strong, stable and predictable cash flow – Market leadership in railcar leasing business – High level of committed revenues – Credit strength of customer base ô Strong balance sheet – Long-lived railcar assets – Limited secured debt ô Excellent liquidity through cycles – Access to capital is well diversified – $600 million committed credit facility matures in 2022 – $250 million railcar-based facility – Balanced maturity schedule ô Flexible capital spending ô Credit Ratings: – Standard & Poor’s: BBB/A-2 – Moody’s: Baa2/P-2 21

Financial Profile: Well-Positioned with Strong Cash Flows ô GATX has nearly $3.7 billion in committed future lease receipts ô Our strong operating cash flow provides tremendous capital allocation flexibility GATX COMMITTED FUTURE LEASE RECEIPTS OPERATING CASH FLOW & PORTFOLIO PROCEEDS (Continuing Operations) $969 $777 $224 $611 $482 $554 $166 $264 $ $ MILLIONS $ MILLIONS $445 $385 $289 $156 $247 $154 $332 $123 $68 $84 $458 $629 $267 $370 $293 $340 $364 $244 $307 $411 $542 $497 2007 2009 2011 2013 2015 2017 Operating Cash Flow Portfolio Proceeds As of 12/31/2017 As of 12/31/2017 22

Financial Profile: Strong Customer Credit Profile GATX RAIL NORTH AMERICA CREDIT RATINGS OF TOP 50 CUSTOMER FAMILIES Largest GATX serves more customer represents 16% than less than 6.0% 850 individual of total lease 30% customers revenue 14% Average Top 20 customers relationship tenure account for 40% of top ten customers 35% of lease is 43 years revenue 30% AAA, AA, & A 40% BBB 14% BB or < 16% Private / Not Rated 12/31/2017 Customer families sometimes include more than one customer account; the S&P or equivalent ratings noted generally reflect the credit quality of the rated parent entity. Lease obligations of subsidiaries are not necessarily guaranteed by the rated parent entity. 23

Financial Profile: Strong Balance Sheet GATX primarily issues unsecured debt (leaving assets largely unencumbered), manages leverage, and balances debt maturity schedules LEVERAGE & REDUCTION OF SECURED ASSETS FUTURE DEBT OBLIGATIONS 6.0x Sold aircraft leasing 50% $2,360 business & reduced 45% 5.0x leverage and secured assets 40% 35% 4.0x Stable Leverage post-2006 30% 3.0x 25% 20% $ $ MILLIONS 2.0x 15% 10% 1.0x 5% $550 $566 0.0x 0% $337 $350 $250 2003 2005 2007 2009 2011 2013 2015 2017 Recourse Debt/Equity % of Assets that are Secured 2018 2019 2020 2021 2022 Thereafter As of 12/31/2017 Total Recourse Debt = On-Balance Sheet Recourse Debt + Off-Balance Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash As of 12/31/2017 24

Financial Profile: Strong Balance Sheet GATX has decreased borrowing costs and increased borrowing term. GATX issued $800 million of public unsecured debt in 2017 DECLINING COST OF DEBT & INCREASING BORROWING TERM 7.0% 10.0 9.0 6.0% 6.4% 9.2 8.0 5.0% 7.0 6.0 4.0% 4.0% 5.0 3.0% 5.0 4.0 3.0 2.0% 3.3 2.0 1.0% 1.0 0.0% - 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Effective Cost of Debt (left axis) Average Life in Years (right axis) As of 12/31/2017 25

Financial Profile: Diversified Access to Capital ô GATX will continue to utilize its traditional sources to meet its financing needs: – Commercial paper – Unsecured debt offerings – Unsecured private placements – Unsecured bank term loans – Secured rail debt 26

Financial Profile: Sources of Financing 1400 1200 1000 800 600 $ in millions in$ 400 200 0 2013 2014 2015 2016 2017 Unsecured Notes (US) Term Loans (US) Term Loans (Europe) Sale Leasebacks Private Placements (US) Retail Bonds (US) 27

Financial Profile: Financings

GATX issued $1.8 billion of long-term debt in the public market during the last 3 years (2015-2017)

RECENT NOTABLE FINANCINGS

2017

- $800 million of unsecured offerings
  - Two $300 million 10-year notes
  - $200 million 4-year notes

2016

- $700 million of financings
  - $150 million unsecured 50-year retail-targeted notes
  - $350 million unsecured 10-year notes
  - $200 million unsecured 5-year term loan

2015

- $650 million of unsecured offerings
  - $100 million 5-year notes (re-opening)
  - $300 million 10-year notes
  - $250 million 30-year notes

DEBT OUTSTANDING[1] *($ millions)*

SHORT-TERM	AMOUNT
Borrowings under Bank Credit Facilities (Europe)	4.3
UNSECURED	
2.375% Notes due 2018	250.0
2.500% Notes due 2019	300.0
2.500% Notes due 2019	250.0
2.600% Notes due 2020	350.0
4.850% Notes due 2021	300.0
4.750% Notes due 2022	250.0
3.900% Notes due 2023	250.0
3.250% Notes due 2025	300.0
3.250% Notes due 2026	350.0
3.850% Notes due 2027	300.0
3.500% Notes due 2028	300.0
5.200% Notes due 2044	300.0
4.500% Notes due 2045	250.0
5.625% Notes due 2066	150.0
Floating Rate Debt due 2021	200.0
Floating Rate Debt due 2024	100.0
Floating Rate Debt due 2025	60.0
Fixed and Floating Rate Debt due 2018-2021 (Europe)	141.1
SECURED	
Capital Lease Obligations	12.5
7.860% Notes due 2018	11.6
Total Balance Sheet[2]	**$4,429.5**
OPERATING LEASES	
Operating Leases – Recourse (Off-Balance-Sheet)	$435.7

(1) As of 12/31/17
(2) Excludes adjustments for fair value hedges, debt discounts, and debt issuance costs

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GATX

Financial Profile: Summary SOLID AND STRONG BALANCE EXCELLENT PREDICTABLE SHEET LIQUIDITY POSITION CASH FLOW ô Primarily long-lived, ô $600 million committed availability under primary ô Market leader in widely used railcar credit facility railcar leasing assets ô $250 million railcar-based facility business ô High market value of ô Strong and efficient CP program ô Committed future assets relative to lease receipts from book value ô Consistent access to capital markets through cycles strong and ô Balanced debt maturity profile ô Limited secured debt diversified customer base ô Operational and geographic diversification ô Capital spending flexibility ô Solid and sustained customer relationships 29

120 APPENDIX YEARS OF OPERATIONAL EXPERIENCE 30

RAIL NORTH AMERICA 31

North America – Industry Railcar Ownership Approximately 1.6 million railcars RAILROADS (19%) LESSORS (53%) NORTH AMERICAN FLEET BY CAR TYPE ô Ownership of railcars has been ô Shift from railroad- and shipper- declining owned railcars to lessor market share 4% ô Virtually no tank car ownership due ô Lessors dominate the tank car to complexities and regulations segment due to complex services and 8% compliance requirements ô Focus of capital investment 8% on infrastructure 33% 19% 25% 18% 53% 22% 10% SHIPPERS (18%) TTX (10%) ô Shipper market share has ô Fleet is predominantly focused 33% Covered Hopper been relatively constant since on intermodal, flat cars, and 2008 at ~18% 22% Open Top boxcars 25% Tank ô Alternative focus of capital on ô Overall market share has 8% Flat core business versus railcar remained steady since 2008 8% Boxcar investments at ~10% of the North 4% Intermodal American fleet Approximately 1.6 million railcars UMLER as of January 2018 32

North America – Tank & Freight Industry Ownership TANK CAR OWNERSHIP SHARE RAILCARS BY TYPE (Based on approximately 1.6 million railcars) 20% 4% 80% Lessor 8% 20% Shipper/Other 25% <1% Railroad 8% 80% Based on approximately 408,000 tank cars 22% FREIGHT CAR OWNERSHIP SHARE 33% 13% 44% Lessor 18% 44% 25% Railroad 25% Tank 8% Flatcar 18% Shipper/Other 33% Covered Hopper 8% Boxcar 13% TTX 22% Open Top 4% Intermodal Based on approximately 1.2 million 25% freight cars UMLER as of January 2018 33

North America – Lessor Market Share LESSOR OWNERSHIP SHARE TANK CAR LESSOR OWNERSHIP SHARE (Based on approximately 850,000 lessor-owned railcars) 2% 9% 19% GATX 19% 37% Union Tank Car 8% 16% Trinity 15% 21% 9% CIT 9% 8% SMBC 2% Wells Fargo Rail 16% 37% 9% Other 6% 17% Based on approximately 326,000 lessor-owned tank cars 12% FREIGHT CAR LESSOR OWNERSHIP SHARE 16% 12% GATX 13% 12% 26% Wells Fargo Rail 28% 16% CIT 10% Trinity 15% GATX 12% Trinity 26% 5% SMBC 17% Wells Fargo Rail 6% SMBC 2% Union Tank Car 16% Union Tank Car 21% Other 2% 28% Other 13% CIT 5% 10% Based on approximately 528,000 16% lessor-owned freight cars UMLER as of January 2018 34

North America – Industry Backlog INDUSTRY BACKLOGS ô Cyclicality of the industry is illustrated by the backlog 160,000 of orders at the railcar manufacturers 140,000 ô The 2013 and 2014 spike in 120,000 tank car backlog was primarily due to the 100,000 crude/fracking boom 80,000 ô Overbuilding led to an oversupply of railcars 60,000 ô Backlog has abated, but 40,000 market still addressing oversupply situation 20,000 ’99 ’00 ’01 ’02 ’03 ’04 ’05 ’06 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ‘14 ’15 ’16 ‘17 Number of Tank Number of Freight Railway Supply Institute as of January 2018 35

GATX Rail North America: **Diverse Fleet**

	CAR TYPE	COMMODITIES CARRIED	% OF FLEET	% OF NBV
TANK CARS	General Service Tank Cars: 20k-25k gallon	Liquid fertilizers, Fuel oils, Asphalt, Food-grade oils, Chemicals (styrene, glycols, etc.)	15.8%	14.4%
	General Service Tank Cars: >25k gallon	Ethanol & methanol, Food-grade oils, Lubricating oils, Light chemicals, Light petroleum products (crude oil, fuel oils, diesels, gasoline, etc.)	13.3%	17.5%
	High-Pressure Tank Cars	LPG, VCM, Propylene, Carbon dioxide	10.5%	14.2%
	General Service Tank Cars: 13k-19k gallon	Molten sulfur, Clay slurry, Caustic soda, Corn syrup	5.4%	4.7%
	Other Specialty Tank Cars	Acids (sulfuric, hydrochloric, phosphoric, acetic, nitric, etc.), Coal tar pitch, Specialty Chemicals	5.3%	5.1%
	Total Tank		50.3%	55.9%
FREIGHT CARS	Boxcars	Paper products, Lumber, Canned goods, Food and beverages	13.7%	6.2%
	Open-top Cars	Aggregates, Coal, Coke, Woodchips, Scrap metal, Steel coils	7.5%	7.4%
	Gravity Covered Hoppers: >4k cubic feet	Grain, Sugar, Fertilizer, Potash, Lime, Soda ash, Bentonite	9.4%	9.3%
	Pneumatic Covered Hoppers	Plastic pellets	6.6%	4.1%
	Gravity Covered Hoppers: <4k cubic feet	Sand, Cement, Roofing granules, Fly ash, Dry chemicals	4.7%	5.7%
	Pressure Differential Covered Hoppers	Flour, Corn starch, Mineral powder, Lime, Clay, Cement	2.5%	2.5%
	Other	Flat cars (lumber and steel), Intermodal (containerized goods), Automotive (finished vehicles)	5.3%	8.9%
	Total Freight		49.7%	44.1%

As of 12/31/2017

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GATX Rail North America: Continuous Investment $6.0 130 Car count increased 6% Assets increased 29% 120 $5.5 $5.4 $5.2 $5.1 110 $5.0 $5.0 100 $4.6 $4.5 $4.5 $4.4 90 $4.2 $4.2 $4.1 80 in Thousands Railcars Assets in $ Billions Assets $4.0 70 $3.5 60 $3.0 50 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Assets Railcars *Assets include on- and off-balance sheet 37

RAIL INTERNATIONAL 38

International – European Industry Snapshot RAILCAR OWNERSHIP INDUSTRY CAR TYPES ô Lease rate volatility is lower (Based on approximately 705,000 railcars in relative to North American standard-gauge countries) market 9% ô Key segments continue to 15% 29% demonstrate need to replace 30% aging equipment for regulatory reasons ô Eastern European fleets 16% include many older, smaller 70% 31% tank cars ô Increasingly difficult for smaller lessors to obtain 29% Flat Wagons 15% Covered Wagons financing and meet required 16% Tank Wagons 9% Other regulatory standards in a 70% Other 30% Leasing Companies 31% Dry Bulk cost-effective manner Wagons GATX management estimates as of 12/31/2017 39

Europe – Tank & Freight Industry Ownership TANK CAR OWNERSHIP SHARE RAILCARS BY TYPE (Based on approximately 705,000 railcars in standard-gauge countries) 25% 75% Lessor 9% 25% Railroad & Privately Owned 29% 15% Based on approximately 113,000 tank cars 75% FREIGHT CAR OWNERSHIP SHARE 16% 31% 21% 21% Lessor 79% Railroad & Privately Owned 29% Flat Wagons 15% Covered Wagons 16% Tank Wagons 9% Other Based on approximately 592,000 freight cars 31% Dry Bulk Wagons 79% GATX management estimates as of 12/31/2017 40

Europe – Lessor Market Share LESSOR OWNERSHIP SHARE TANK CAR LESSOR OWNERSHIP SHARE (Based on approximately 212,000 lessor-owned railcars) 25% GRE 16% 33% VTG 11% 25% 14% Ermewa 5% 19% 7% Nacco 7% 5% Wascosa 16% Other 3% 14% Based on approximately 85,000 33% lessor-owned tank cars 4% 6% 35% FREIGHT CAR LESSOR OWNERSHIP SHARE 2% 22% 20% 2% GRE 36% VTG 2% 36% 27% Ermewa 11% GATX Rail 4% Touax 6% 7% Touax Europe (GRE) 3% Wascosa 6% Nacco 35% VTG 19% Other 7% 2% Wascosa 22% Ermewa 20% Other 6% Nacco 27% Based on approximately 127,000 lessor-owned freight cars GATX management estimates as of 12/31/2017 41

PORTFOLIO MANAGEMENT 42

RRPF Affiliates Overview The RRPF affiliates portfolio has committed future lease receipts of more than $2.1 billion. RRPF OVERVIEW RRFP ENGINES ô GATX established its first partnership with Rolls-Royce 9% plc in 1998 5% 29% ô Total NBV of engines upon 6% RRPF establishment was $350 million; today the NBV is approximately $3.8 billion 13% ô RRPF affiliates contribute meaningfully to GATX’s financial results 13% 25% ô Lease aircraft spare engines to commercial airlines and Rolls- Royce plc 29% Trent XWB (A350) 6% Trent 800 (B777) 25% Trent 700 (A330) 5% Trent 1000 (B787) • The largest Rolls-Royce 13% V2500 (A320) 9% Other aircraft spare engine 13% Trent 900 (A380) portfolio in the industry, Based on NBV of approximately $3.8 billion; with 430+ engines 100% of RRPF’s portfolio as of 12/31/17 As of 12/31/2017 43

RRPF - Growth in Revenue & Net Book Value CAGRs of 15.5% and 13.9% for NBV and Total Annual Revenue, respectively, since 1998. 2017 NBV: $3,772M $4,000 Rev: $345M $400 $3,500 $350 $3,000 $300 $2,500 1998 $250 $2,000 NBV: $243M $200 Rev: $29M $1,500 $150 NBV (millions) NBV $1,000 $100 Revenue (millions) Revenue $500 $50 $0 $0 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 NBV Total Annual Revenue As of 12/31/2017 44

AMERICAN STEAMSHIP COMPANY 45

Great Lakes Industry Overview US-FLAGGED DRY BULK CARGO CARRIAGE CAPACITY OF US-FLAG VESSEL OPERATORS 120 7% 100 7% 29% 80 11% 60 21% 40 25% 20 29% ASC 11% Grand River Navigation 25% Interlake Steamship Company 7% Central Marine Logistics 0 21% Great Lakes Fleet, Inc. 7% Other 2007 2009 2011 2013 2015 2017 US-flagged Net Tons Carried ASC Net Tons Carried Total annual industry capacity 99 million net tons SAILING SEASON GENERALLY RUNS FROM LATE SHIPPING INDUSTRY ON THE GREAT LAKES IS MARCH THROUGH MID-JANUARY MATURE WITH HIGH BARRIERS TO ENTRY ô Weather conditions and water levels impact ô US new-build vessel costs have risen sharply operating efficiencies, especially early spring ô Jones Act protects U.S.-flagged operators and early winter ô Concentrated customer base Lake Carriers’ Association as of 12/31/2017 GATX/ASC management estimates as of 12/31/2017 46

RECONCILIATION 120 YEARS OF OF NON-GAAP OPERATIONAL MEASURES EXPERIENCE 47

Reconciliation of Non-GAAP Measures – Net Income Measures

Net Income *(in millions)*	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Net income (GAAP)	$ 183.8	$ 194.8	$ 81.4	$ 80.8	$ 110.8	$ 137.3	$ 169.3	$ 205.0	$ 205.3	$ 257.1	$ 502.0
Adjustments attributable to consolidated pre-tax income:											
Railcar impairment at Rail North America	-	-	-	-	-	-	-	-	-	29.8	-
Net loss (gain) on wholly owned Portfolio Management marine investments	-	-	-	-	-	-	-	-	9.2	2.5	(1.8)
Residual sharing settlement at Portfolio Management	-	-	-	-	-	-	-	-	-	(49.1)	-
Early retirement program	-	-	-	-	-	-	-	-	9.0	-	-
Litigation recoveries	-	-	-	(6.5)	(3.2)	-	-	-	-	-	-
Leveraged lease adjustment	-	-	-	-	(5.5)	-	-	-	-	-	-
Gain on sale of office building	-	(12.0)	-	-	-	-	-	-	-	-	-
Environmental reserve reversal	-	(8.2)	-	-	-	-	-	-	-	-	-
Total adjustments attributable to consolidated pre-tax income	$ -	$ (20.2)	$ -	$ (6.5)	$ (8.7)	$ -	$ -	$ -	$ 18.2	$ (16.8)	$ (1.8)
Income taxes thereon, based on applicable effective tax rate	$ -	$ 3.8	$ -	$ 2.4	$ 2.0	$ -	$ -	$ -	$ (6.9)	$ 7.2	$ 0.7
Other income tax adjustments attributable to consolidated income:											
Income tax rate changes	(17.1)	-	-	-	-	0.7	-	-	14.1	-	-
GATX income taxes on sale of AAE	-	-	-	-	-	-	23.2	-	-	-	-
Impact of the Tax Cuts and Jobs Act of 2017	-	-	-	-	-	-	-	-	-	-	(315.9)
Foreign tax credit utilization	-	-	(7.4)	-	-	(4.6)	(3.9)	-	-	(7.1)	-
Tax benefits upon close of tax audits	-	-	-	(9.5)	(4.8)	(15.5)	-	-	-	-	-
Deferred tax benefit from the expiration of the statute of limitations on a tax position taken	-	(6.8)	-	-	-	-	-	-	-	-	-
Total other income tax adjustments attributable to consolidated income	$ (17.1)	$ (6.8)	$ (7.4)	$ (9.5)	$ (4.8)	$ (19.4)	$ 19.3	$ -	$ 14.1	$ (7.1)	$ (315.9)
Adjustments attributable to affiliates' earnings, net of taxes:											
Net loss (gain) on Portfolio Management affiliate	-	-	-	-	-	-	-	-	11.9	(0.6)	-
Income tax rate changes	(3.0)	-	-	(1.9)	(4.1)	(4.6)	(7.6)	-	(7.7)	(3.9)	-
Pre-tax gain on sale of AAE	-	-	-	-	-	-	(9.3)	-	-	-	-
Interest rate swaps at AAE	-	3.3	20.7	9.3	(0.2)	20.5	(6.9)	-	-	-	-
Total adjustments attributable to affiliates' earnings, net of taxes	$ (3.0)	$ 3.3	$ 20.7	$ 7.4	$ (4.3)	$ 15.9	$ (23.8)	$ -	$ 4.2	$ (4.5)	$ -
Net Income, excluding tax adjustments and other items (non-GAAP)	$ 163.7	$ 174.9	$ 94.7	$ 74.6	$ 95.0	$ 133.8	$ 164.8	$ 205.0	$ 234.9	$ 235.9	$ 185.0

Earnings per Share	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Diluted earnings per share (GAAP)	$ 3.43	$ 3.88	$ 1.70	$ 1.72	$ 2.35	$ 2.88	$ 3.59	$ 4.48	$ 4.69	$ 6.29	$ 12.75
Diluted earnings per share, excluding tax adjustments and other items (non-GAAP)	$ 3.07	$ 3.49	$ 1.97	$ 1.59	$ 2.01	$ 2.81	$ 3.50	$ 4.48	$ 5.37	$ 5.77	$ 4.70

48

Reconciliation of Non-GAAP Measures – Balance Sheet Measures On- and Off-Balance Sheet Assets 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total assets (GAAP)$ 4,723.2 $ 5,190.5 $ 5,206.4 $ 5,442.4 $ 5,846.0 $ 6,044.7 $ 6,535.5 $ 6,919.9 $ 6,894.2 $ 7,105.4 $ 7,422.4 Off-balance sheet assets: Rail North America 1,230.1 1,056.5 1,012.1 968.1 884.5 863.5 887.9 606.1 488.7 456.5 435.7 ASC - - - - - 21.0 16.5 11.7 6.8 2.6 - Portfolio Management 5.8 4.7 4.0 3.4 2.6 - - - - - - Total off-balance sheet assets$ 1,235.9 $ 1,061.2 $ 1,016.1 $ 971.5 $ 887.1 $ 884.5 $ 904.4 $ 617.8 $ 495.5 $ 459.1 $ 435.7 Total assets, as adjusted (non-GAAP)$ 5,959.1 $ 6,251.7 $ 6,222.5 $ 6,413.9 $ 6,733.1 $ 6,929.2 $ 7,439.9 $ 7,537.7 $ 7,389.7 $ 7,564.5 $ 7,858.1 49